                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by  Registrant [ X ]
Filed by a Party other than the  Registrant  []
Check the appropriate box:

[   ]  Preliminary Proxy Statement

[   ]  Confidential, for Use of the Commission Only (as permitted by Rule
       14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials

[   ]  Soliciting Material Pursuant to Sec. 240.14a-12


                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1)  Title of each class of securities to which transaction applies:


       2)  Aggregate number of securities to which transaction applies:


       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

       4)  Proposed maximum aggregate value of transaction:


       5)  Total fee paid:


[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:


       2)  Form, Schedule or Registration Statement No.:


       3)  Filing Party:


       4)  Date Filed:

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                              One Corporate Center
                            Rye, New York 10580-1434
                                 (914) 921-5070
                                  -------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 14, 2001
                                  -------------

To the Shareholders of
THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

       Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of The Gabelli Global Multimedia Trust Inc. (the "Trust") will be held at the Cole Auditorium, Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830, on Monday, May 14, 2001, at 10:00 a.m., for the following purposes:

          1. To elect three (3) Directors of the Trust, two to be elected by holders of the Trust's Common Stock and holders of its 7.92% Cumulative Preferred Stock ("Preferred Stock"), voting together as a single class, and one to be elected by the holders of the Preferred Stock, voting as a separate class (PROPOSAL 1); and

          2. To consider and vote upon such other matters as may properly come before said Meeting or any adjournment thereof.

         These items are discussed in greater detail in the attached Proxy Statement.

         The close of business on March 5, 2001 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

       YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE TRUST. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                                 By Order of the Board of Directors

                                 JAMES E. MCKEE
                                 SECRETARY

April 9, 2001

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

         1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

         2.  JOINT  ACCOUNTS:  Either party may sign,  but the name of the party
             signing   should   conform   exactly  to  the  name  shown  in  the
             registration.

         3. ALL OTHER ACCOUNTS: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


            REGISTRATION                                VALID SIGNATURE
            ------------                                ---------------
            CORPORATE ACCOUNTS
            (1)  ABC Corp.                              ABC Corp.
            (2)  ABC Corp.                              John Doe, Treasurer
            (3)  ABC Corp.
                 c/o John Doe, Treasurer                John Doe
            (4)  ABC Corp., Profit Sharing Plan         John Doe, Trustee

            TRUST ACCOUNTS
            (1)  ABC Trust                              Jane B. Doe, Trustee
            (2)  Jane B. Doe, Trustee
                 u/t/d 12/28/78                         Jane  B. Doe

            CUSTODIAN OR ESTATE ACCOUNTS
            (1)  John B. Smith, Cust.
                 f/b/o John B. Smith, Jr. UGMA          John B. Smith
            (2)  John B. Smith, Executor                John B. Smith, Executor
                 Estate of Jane Smith

                            TELEPHONE/INTERNET VOTING

         Various brokerage firms may offer the convenience of providing your voting instructions via telephone or the Internet for shares held through such firms. If available, instructions are included with this Proxy Statement and proxy card.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                                   ----------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 14, 2001
                                   ----------

                                 PROXY STATEMENT

       This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Gabelli Global Multimedia Trust Inc. (the "Trust") for use at the Annual Meeting of Shareholders of the Trust to be held on Monday, May 14, 2001, at 10:00 a.m., at the Cole Auditorium, Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut, 06830, and at any adjournments thereof (the "Meeting"). A Notice of Annual Meeting of Shareholders and proxy card accompany this Proxy Statement, all of which are first being mailed to shareholders on or about April 9, 2001.

       In addition to the solicitation of proxies by mail, officers of the Trust and officers and regular employees of EquiServe, the Trust's transfer agent, and affiliates of EquiServe or other representatives of the Trust also may solicit proxies by telephone, telegraph, Internet or in person. In addition, the Trust has retained Georgeson Shareholder Communications Inc. to assist in the solicitation of proxies for a minimum fee of $4,000 plus reimbursement of expenses. The costs of solicitation and the expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Trust. The Trust will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of its shares.

       THE TRUST'S  MOST  RECENT  ANNUAL  REPORT,  INCLUDING  AUDITED  FINANCIAL
STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING THE TRUST AT ONE CORPORATE CENTER, RYE, NEW YORK, 10580-1434 OR CALLING THE TRUST AT 1-800-422-3554 OR VIA THE INTERNET AT WWW.GABELLI.COM.

       If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted "FOR" the election of the nominees as Directors listed in the accompanying Notice of Annual Meeting of Shareholders, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Trust at the above address prior to the date of the Meeting.

       In the event a quorum is not present at the Meeting or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" any proposal in favor of such adjournment and will vote those proxies required to be voted "AGAINST" any proposal against such adjournment.

       The close of business on March 5, 2001 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

       The Trust has two classes of capital stock: common stock, par value $.001 per share (the "Common Stock") and 7.92% Cumulative Preferred Stock, par value $.001 ("Preferred Stock") (together with the Common Stock, the "Shares"). The holders of the Common Stock and Preferred Stock are each entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date, March 5, 2001, there were 14,339,853 shares of Common Stock outstanding and 1,234,700 shares of Preferred Stock outstanding.

       The following persons were known to the Trust to be beneficial owners or owners of record of 5% or more of the Trust's outstanding shares of Common Stock and Preferred Stock as of the record date:

           NAME AND ADDRESS OF                                     AMOUNT OF SHARES AND
         BENEFICIAL/RECORD OWNER            TITLE OF CLASS         NATURE OF OWNERSHIP         PERCENT OF CLASS
         -----------------------            --------------         --------------------        ----------------

Cede & Co.*                                     Common              11,825,558  (record)            82.47%
P.O. Box 20
Bowling Green Station                          Preferred             1,219,700  (record)            98.79%
New York, NY  10274

Salomon Smith Barney Inc.**                     Common               2,380,164  (record)            16.60%
333 W. 34th Street
New York, NY  10001                            Preferred               447,756  (record)            32.26%

Charles Schwab & Co., Inc. **                   Common                 985,043  (record)             6.87%
c/o ADP Proxy Services
51 Mercedes Way
Edgewood, NY  11717

Donaldson, Lufkin and Jenrette                  Common                 981,174  (record)             6.84%
Sec. Corp.**
1 Pershing Plaza
Jersey City, NJ  07399

Prudential Securities Inc.**                    Common                 954,170  (record)             6.65%
c/o ADP Proxy Services
51 Mercedes Way
Edgewood, NY  11717


---------------

*   A nominee  partnership of The Depository Trust Company.
**  Shares held at The Depository Trust Company.

           NAME AND ADDRESS OF                                     AMOUNT OF SHARES AND
         BENEFICIAL/RECORD OWNER            TITLE OF CLASS         NATURE OF OWNERSHIP         PERCENT OF CLASS
         -----------------------            --------------         --------------------        ----------------


Merrill Lynch**                                 Common                 716,122 (record)              5.00%
4 Corporate Place
Corporate Park 287
Piscataway, NJ  08855

Bear, Stearns Securities Corp.**               Preferred               129,261 (record)             10.47%
One Metrotech Center North
4th Floor         .........

Brooklyn, NY  11201

A.G. Edwards & Sons Inc.**                     Preferred                85,955 (record)              6.96%
125 Broad Street
40th Floor
New York, NY  10004

First Clearing Corporation                     Preferred                79,251 (record)              6.42%
10700 Wheat First Drive
Glenn Allen, VA  23060


------------

*    A nominee  partnership of The Depository Trust Company.
**   Shares held at The Depository Trust Company.

                   SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS


PROPOSAL                         COMMON STOCKHOLDERS                     PREFERRED STOCKHOLDERS
--------                         -------------------                     ----------------------
1.   Election of Directors       Common and Preferred Stockholders,      Common and Preferred Stockholders,
                                 voting together as a single class,      voting together as a single class,
                                 elect two Directors:  Thomas E.         elect two Directors:  Thomas E.
                                 Bratter and Mario J. Gabelli.           Bratter and Mario J. Gabelli.

                                                                         Preferred Stockholders, voting as a
                                                                         separate class, elect one Director:
                                                                         Felix J. Christiana.


2.   Other Business              Common and Preferred Stockholders, voting together as a single class.



       In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

                PROPOSAL 1: TO ELECT THREE DIRECTORS OF THE TRUST

       The Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class will expire. Thomas E. Bratter, Felix J. Christiana and Mario J. Gabelli have each been nominated by the Board of Directors for a three-year term to expire at the Trust's 2004 Annual Meeting of Shareholders and until their successors are duly elected and qualified. With the exception of Frank J. Fahrenkopf, Jr. and Werner
J. Roeder, each of the Directors of the Trust has served in that capacity since the April 6, 1994 organizational meeting of the Trust. Mr. Fahrenkopf was elected a Director of the Trust on August 18, 1999 and Mr. Roeder was elected a Director of the Trust on November 17, 1999. All of the Directors of the Trust are also directors or trustees of other investment companies for which Gabelli Funds, LLC (the "Adviser") or its affiliates serve as adviser.

       Under the Trust's Articles of Incorporation, Articles Supplementary and the Investment Company Act of 1940, as amended (the "1940 Act"), holders of Preferred Stock, voting as a separate class, are entitled to elect two Directors, and holders of the Common Stock and Preferred Stock, voting as a single class, are entitled to elect the remaining Directors, subject to the provisions of the 1940 Act and the Trust's Articles of Incorporation, Articles Supplementary and By-Laws. The holders of Preferred Stock would elect the minimum number of additional Directors that would represent a majority of the Directors in the event that dividends on Preferred Stock are in arrears for two full years. No dividend arrearages exist at this time. Felix J. Christiana and James P. Conn are currently the Directors elected solely by the holders of the Trust's Preferred Stock. A quorum of the Preferred Stockholders must be present at the Meeting in order for the proposal to elect Mr. Christiana to be considered.

       Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of the nominees named below. Each nominee has indicated that he has consented to serve as a Director if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees. The business address of each Director is One Corporate Center, Rye, New York 10580-1434.



                                                                                             NUMBER AND PERCENTAGE
                                                                                            OF EQUITY TRUST SHARES
                                                                                             BENEFICIALLY OWNED**
NAME, POSITION WITH THE TRUST,                              BUSINESS                      DIRECTLY OR INDIRECTLY ON
BUSINESS EXPERIENCE DURING PAST FIVE YEARS AND AGE          --------                             MARCH 5, 2001
--------------------------------------------------                                               -------------

NOMINEES TO SERVE UNTIL 2004 ANNUAL MEETING OF SHAREHOLDERS                                   COMMON      PREFERRED
-----------------------------------------------------------                                   ------      ---------


*MARIO J. GABELLI, CFA                                                                       491,200           6,000***
Chairman  of the Board,  President  and Chief  Investment  Officer of the                     3.43%
Trust.  Chairman  of the Board and Chief  Investment  Officer  of Gabelli
Asset Management Inc. and Chief Investment  Officer of Gabelli Funds, LLC
and GAMCO  Investors,  Inc.;  Chairman  of the Board and Chief  Executive
Officer   of   Lynch   Corporation    (diversified    manufacturing   and
communications   services  company)  and  Lynch  Interactive  Corporation
(multimedia  and services  company);  Director of  Spinnaker  Industries,
Inc. (manufacturing company).  Mr. Gabelli is 58 years old.
(1)(2)(3)(4)(5)(6)(7)(8)(9)(10)(11)(12)(13)(14)(15)(16)(17)

DR. THOMAS E. BRATTER                                                                        1,761***              0
Director of the Trust.  Director,  President and Founder,  The John Dewey
Academy  (residential  college preparatory  therapeutic high school). Dr.
Bratter is 61 years old.  (6)(7)(16)

FELIX J. CHRISTIANA                                                                          4,907***          2,000***
Director of the Trust.  Former  Senior Vice  President of Dollar Dry Dock
Savings Bank.  Mr. Christiana is 76 years old.
(1)(4)(5)(6)(7)(8)(10)(13)(16)(17)(19)



-------------

*        "Interested  person"  of the Trust,  as  defined  in the 1940 Act.  Mr.
         Gabelli is an "interested person" of the Trust as a result of his employment as an officer of the Trust and the Adviser. Mr. Gabelli is a registered representative of a broker-dealer that is majority-owned by Gabelli Asset Management Inc., the parent company of the Adviser. Mr. Pohl is a Director of the parent company of the Adviser.
** For this purpose "beneficial ownership" is defined under Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). The information as to beneficial ownership is based upon information furnished to the Trust by the Directors.
***      Less than 1%.

         The following Directors of the Trust will continue to serve in such capacity until their terms of office expire and their successors are duly elected and qualified.




                                                                                             NUMBER AND PERCENTAGE
                                                                                            OF EQUITY TRUST SHARES
                                                                                             BENEFICIALLY OWNED**
NAME, POSITION WITH THE TRUST,                              BUSINESS                      DIRECTLY OR INDIRECTLY ON
BUSINESS EXPERIENCE DURING PAST FIVE YEARS AND AGE          --------                             MARCH 5, 2001
--------------------------------------------------                                               -------------

NOMINEES TO SERVE UNTIL 2003 ANNUAL MEETING OF SHAREHOLDERS                                   COMMON      PREFERRED
-----------------------------------------------------------                                   ------      ---------


JAMES P. CONN                                                                               15,986***       1,000***
Director of the Trust.  Former  Managing  Director  and Chief  Investment
Officer  of  Financial  Security  Assurance  Holdings  Ltd.  (1992-1998);
Director of  Meditrust  Corporation  (real estate  investment  trust) and
First Republic Bank.  Mr. Conn is 63 years old. (1)(6)(7)(10)(16)(18)

*KARL OTTO POHL                                                                                 0               0
Director  of the  Trust.  Member  of  the  Shareholder  Committee  of Sal
Oppenheim Jr. & Cie (private investment bank);  Director of Gabelli Asset
Management Inc., Zurich Allied (insurance company),  and TrizecHahn Corp.
(real estate company);  Former  President of the Deutsche  Bundesbank and
Chairman of its Central Bank Council  from 1980  through  1991.  Mr. Pohl is 71 years old.
(1)(2)(3)(4)(5)(6)(7)(8)(9)(10)(11)(12)(13)(14)(15)(16)(17)(18)(19)

ANTHONY R. PUSTORINO                                                                          2014***           0
Director  of  the  Trust.  Certified  Public  Accountant;   Professor  of
Accounting, Pace University, since 1965.  Mr. Pustorino is 75 years old.
(1)(3)(4)(5)(6)(7)(10)(13)(16)(17)(19)(20)


-------------

*        "Interested  person"  of the Trust,  as  defined  in the 1940 Act.  Mr.
         Gabelli is an "interested person" of the Trust as a result of his employment as an officer of the Trust and the Adviser. Mr. Gabelli is a registered representative of a broker-dealer that is majority-owned by Gabelli Asset Management Inc., the parent company of the Adviser. Mr. Pohl is a Director of the parent company of the Adviser.
** For this purpose "beneficial ownership" is defined under Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). The information as to beneficial ownership is based upon information furnished to the Trust by the Directors.
***      Less than 1%.



                                                                                             NUMBER AND PERCENTAGE
                                                                                            OF EQUITY TRUST SHARES
                                                                                             BENEFICIALLY OWNED**
NAME, POSITION WITH THE TRUST,                              BUSINESS                      DIRECTLY OR INDIRECTLY ON
BUSINESS EXPERIENCE DURING PAST FIVE YEARS AND AGE          --------                             MARCH 5, 2001
--------------------------------------------------                                               -------------

NOMINEES TO SERVE UNTIL 2002 ANNUAL MEETING OF SHAREHOLDERS                                   COMMON      PREFERRED
-----------------------------------------------------------                                   ------      ---------


FRANK J. FAHRENKOPF, JR.                                                                       0             0
Director  of the  Trust.  President  and Chief  Executive  Officer of the
American  Gaming  Association  since  June  1995;  Partner  of Hogan  and
Hartson  (law firm);  Chairman of  International  Trade  Practice  Group;
Co-Chairman of the Commission on  Presidential  Debates;  Former Chairman
of the Republican  National  Committee.  Mr.  Fahrenkopf is 61 years old.
(6)(7)(16)

WERNER J. ROEDER                                                                               0             0
Director  of  the  Trust.   Medical   Director,   Lawrence  Hospital  and
practicing   private   physician.   Mr.   Roeder   is   59   years   old.
(2)(3)(7)(8)(9)(11)(12)(13)(15)(18)(19)

SALVATORE J. ZIZZA                                                                          7,557***         0
Director of the Trust.  Chairman of The Bethlehem Corp.;  Board Member of
Hollis Eden  Pharmaceuticals;  Former  Executive  Vice  President  of FMG
Group (a  healthcare  provider);  Former  President  and Chief  Executive
Officer  of the Lehigh  Group Inc.  (an  electrical  supply  wholesaler);
Former  Director  and  Chairman of the  Executive  Committee  of Binnings
Building Products, Inc.  Mr. Zizza is 55 years old.  (1)(4)(6)(7)(10)(16)

DIRECTORS AND OFFICERS AS A GROUP                                                         523,425         9,000***
                                                                                           3.65%

-------------

*        "Interested  person"  of the Trust,  as  defined  in the 1940 Act.  Mr.
         Gabelli is an "interested person" of the Trust as a result of his employment as an officer of the Trust and the Adviser. Mr. Gabelli is a registered representative of a broker-dealer that is majority-owned by Gabelli Asset Management Inc., the parent company of the Adviser. Mr. Pohl is a Director of the parent company of the Adviser.
** For this purpose "beneficial ownership" is defined under Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). The information as to beneficial ownership is based upon information furnished to the Trust by the Directors.
***      Less than 1%.

(1)  Trustee of The Gabelli Asset Fund
(2)  Trustee of The Gabelli Blue Chip Value Fund
(3)  Director of Gabelli Capital Series Funds, Inc.
(4)  Director of The Gabelli  Convertible  Securities Fund, Inc.
(5)  Director of Gabelli Equity Series Funds, Inc.
(6)  Director of The Gabelli Equity Trust Inc.
(7)  Director of The Gabelli Global Multimedia Trust Inc.
(8)  Director of Gabelli Global Series Funds, Inc.
(9)  Director of Gabelli Gold Fund, Inc.
(10) Trustee of The Gabelli Growth Fund
(11) Director of Gabelli International Growth Fund,  Inc.
(12) Director of Gabelli Investor Funds, Inc.
(13) Trustee of The Gabelli Mathers Fund
(14) Trustee of The Gabelli Money Market Funds
(15) Trustee of The Gabelli Utilities Fund
(16) Trustee of The Gabelli Utility Trust
(17) Director of The Gabelli Value Fund Inc.
(18) Trustee of The Gabelli Westwood Funds
(19) Director of The Treasurer's Fund, Inc.
(20) Director of Comstock Funds, Inc.




       The Trust pays each Director not affiliated with the Adviser or its affiliates a fee of $6,000 per year plus $500 per meeting attended in person and by telephone, together with the Director's actual out-of-pocket expenses relating to their attendance at such meetings. The aggregate remuneration (not including out-of-pocket expenses) paid by the Trust to such Directors during the year ended December 31, 2000, amounted to $58,500. During the year ended December 31, 2000, the Directors of the Trust met four times. Each Director then serving in such capacity attended at least 75% of the meetings of Directors and of any Committee of which he is a member.

       The Directors serving on the Trust's Nominating Committee are Messrs. Christiana (Chairman) and Zizza. The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Trust. The Nominating Committee did not meet during the year ended December 31, 2000. The Trust does not have a standing compensation committee.

       Messrs. Christiana, Pustorino and Roeder, who are not "interested persons" of the Trust as defined in the 1940 Act, serve on the Trust's Audit Committee. The Audit Committee is responsible for reviewing and evaluating issues related to the accounting and financial reporting policies, and internal controls, of the Trust and the internal controls of certain service providers, overseeing the quality and objectivity of the Trust's financial statements and the audit thereof and to act as a liaison between the Board of Directors and the Trust's independent accountants. During the year ended December 31, 2000, the Audit Committee met twice.

                             AUDIT COMMITTEE REPORT

            The role of the Trust's Audit Committee is to assist the Trust's Board of Directors in its oversight of the Trust's financial reporting process. The Board of Directors of the Trust has adopted a Charter for the Audit Committee, a copy of which is attached as Appendix A to the Proxy Statement. Management, however, is responsible for maintaining appropriate systems for accounting and internal control, and the Trust's independent accountants are responsible for planning and carrying out proper audits and reviews.

            In connection with the Trust's audited financial statements for the year ended December 31, 2000, included in the Trust's Annual Report dated December 31, 2000 (the "Annual Report"), the Audit Committee reviewed and discussed at a meeting held on February 16, 2001, the Trust's audited financial statements with management and the Trust's independent accountants, and discussed the audit of such financial statements with the Trust's independent accountants.

            The Audit Committee specifically discussed with the independent accountants the quality, and not just the acceptability under generally accepted accounting principles, of the accounting principles applied by the Trust. The Audit Committee also received a formal written statement from the Trust's independent accountants delineating the relationships between the independent accountants and the Trust and its affiliates and discussed matters designed to assist the Audit Committee in determining whether the independence of the accountants might reasonably be viewed as being adversely affected.

            Members of the Trust's Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Trust for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Trust's independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Trust's financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

            Based on its consideration of the Trust's audited financial statements and the discussions referred to above with management and the Trust's independent accountants, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee recommended to the Trust's Board of Directors that the Trust's audited financial statements be included in the Trust's Annual Report.

            Set forth in the table below are audit fees and non-audit related fees billed by the Trust's independent accountants to the Trust for the Trust's fiscal year ended December 31, 2000.


                              Financial Information
                              Systems Design and
    Audit Fees                Implementation Fees                         Audit Fees
    ----------                ---------------------                        ----------


    $28,500 - For             No fees  were  billed  for           $23,900 - For tax  servies  and
    professional services     professional  services  rendered      other  attest services  rendered
    rendered for the audit    to the Trust,  the Trust's            by the principal  accountant
    of the Trust's annual     investment  adviser and any          (other  than those  disclosed  in
    financial  statements     entity controlling,  controlled       the  previous  columns) to
    the fiscal year           by or under common control            the Trust.  There were no other
    ended December 31,        with the Adviser that provides        fees paid by the Trust's
    2000                      services to the Trust.                investment adviser and any
                                                                    entity controlling, controlled
                                                                    by or under common control
                                                                    with the Adviser that provides
                                                                    services to the Trust



         The  Audit  Committee  has  considered  whether  the  provision  of the
         non-audit   services  is  compatible  with  maintaining  the  auditors'
         independence.

             SUBMITTED BY THE AUDIT COMMITTEE OF THE TRUST'S BOARD OF TRUSTEES

         Anthony R. Pustorino, Chairman
         Felix J. Christiana
         Werner J. Roeder

EXECUTIVE OFFICERS OF THE TRUST

       Officers of the Trust are appointed by the Directors to serve at the pleasure of the Board. Listed below is a brief description of the recent business experience of each executive officer of the Trust who is not included in the listing of Directors. The business address of each of these officers is One Corporate Center, Rye, New York 10580-1434.

NAME, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION DURING PAST FIVE YEARS AND
AGE
-----------------------------------------------------------------------------

BRUCE N. ALPERT
Vice President and Treasurer. Officer of the Trust since its inception. Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988. President and Director of Gabelli Advisers, Inc. and an officer of all mutual funds managed by Gabelli Funds, LLC and its affiliates. Mr. Alpert is 49 years old.

JAMES E. MCKEE
Secretary of the Trust since 1995. Secretary of Gabelli Funds, LLC. Vice President, General Counsel and Secretary of Gabelli Asset Management Inc. since 1999 and of GAMCO Investors, Inc. since 1993; Secretary of all mutual funds advised by Gabelli Funds, LLC and Gabelli Advisers, Inc. Mr. McKee is 37 years old.

BRANDON J. MCCUE
Vice President of the Trust since 2000. Prior to 2000, Mr. McCue was with the executive search firm of Robert Half International from 1999 to 2000 and President of Market Place Florists, Inc. (a specialty retail enterprise) from 1993 to 1999. Mr. McCue is 31 years old.

PETER W. LATARTARA
Vice President of the Trust since 1998. Assistant Vice President of the Trust since May 1997 and officer of one other Gabelli fund. Formerly, Assistant Vice President of Gabelli & Company, Inc. and The Gabelli Convertible Securities Fund, Inc. Prior to 1996, Mr. Latartara was with the government relations firm of Black, Manafort, Stone and Kelly in Washington, D.C. Mr. Latartara is 33 years old.

       The following table sets forth certain information regarding the compensation of the Trust's Directors and officers. Mr. McCue is employed by the Trust, while Mr. Latartara is employed by both the Trust and The Gabelli Convertible Securities Fund, Inc. Neither Mr. McCue nor Mr. Latartara is employed by the Adviser. Officers of the Trust who are employed by the Adviser receive no compensation or expense reimbursement from the Trust. COMPENSATION TABLE

                   FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000

                                                                               TOTAL COMPENSATION FROM THE
                                                AGGREGATE COMPENSATION           TRUST AND FUND COMPLEX
NAME OF PERSON AND POSITION                         FROM THE TRUST             PAID TO DIRECTORS/OFFICERS*
---------------------------                         --------------             ---------------------------

MARIO J. GABELLI                                     $       0                        $      0     (17)
Chairman of the Board, President and
Chief Investment Officer

DR. THOMAS E. BRATTER                                $   8,000                        $   31,000   (3)
Director

FELIX J. CHRISTIANA                                  $   9,000                        $  107,000   (11)
Director

JAMES P. CONN                                        $   8,000                        $   52,000   (6)
Director

FRANK J. FAHRENKOPF, JR.                             $   8,000                        $   31,000   (3)
Director


-----------------
* Represents the total compensation paid to such persons during the calendar year ended December 31, 2000 by investment companies (including the Trust) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Trust because they have common or affiliated advisers. The number in parentheses represents the number of such investment companies and portfolios.


                                                                               TOTAL COMPENSATION FROM THE
                                                AGGREGATE COMPENSATION           TRUST AND FUND COMPLEX
       NAME OF PERSON AND POSITION                  FROM THE TRUST             PAID TO DIRECTORS/OFFICERS*
       ---------------------------                  --------------             ---------------------------

KARL OTTO POHL                                               $         0              $    0       (19)
Director

ANTHONY R. PUSTORINO                                 $   9,000                        $  121,500   (12)
Director

WERNER J. ROEDER                                     $   8,500                        $   57,000   (11)
Director

SALVATORE J. ZIZZA                                   $   8,000                        $  55,000    (6)
Director

BRANDON J. MCCUE                                     $  96,667                        $  96,667    (1)
Vice President

PETER W. LATARTARA                                   $ 102,500                        $  165,000   (2)
Vice President


-------------

* Represents the total compensation paid to such persons during the calendar year ended December 31, 2000 by investment companies (including the Trust) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Trust because they have common or affiliated advisers. The number in parentheses represents the number of such investment companies and portfolios.

REQUIRED VOTE

         Election of each of the listed nominees for Director of the Trust requires the affirmative vote of the holders of a plurality of the applicable classes of shares of the Trust represented at the Meeting if a quorum is present (Common and Preferred Stockholders vote together as a single class for two Directors, and Preferred Stockholders vote separately for one Director).

         THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE COMMON AND PREFERRED SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE.

                             ADDITIONAL INFORMATION

THE INVESTMENT ADVISER AND ADMINISTRATOR

       Gabelli Funds, LLC is the Trust's Adviser and Administrator. The business address for Gabelli Funds, LLC is One Corporate Center, Rye, New York 10580-1434.

COMPLIANCE WITH THE SECURITIES EXCHANGE ACT OF 1934

       Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Trust's officers and Directors, officers and Directors of the Adviser, affiliated persons of the Adviser, and persons who own more than 10% of a registered class of the Trust's securities, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange, Inc. and to furnish the Trust with copies of all Section 16(a) forms they file. Based solely on the Trust's review of the copies of such forms it receives, the Trust believes that during the calendar year ended 2000 such persons complied with all such applicable filing requirements.

BROKER NON-VOTES AND ABSTENTIONS

       If a proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Shares on a particular matter with respect to which the broker or nominee does not have discretionary power), is unmarked or marked with an abstention (collectively, "abstentions"), the Shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. The election of Directors (Proposal 1) requires that the three candidates who receive the highest number of votes cast at the meeting are elected; therefore, abstentions will be disregarded.

       Shareholders of the Trust will be informed of the voting results of the Meeting in the Trust's Semi-Annual Report dated June 30, 2001.

                    OTHER MATTERS TO COME BEFORE THE MEETING

       The Directors of the Trust do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                              SHAREHOLDER PROPOSALS

       All proposals by shareholders of the Trust which are intended to be presented at the Trust's next Annual Meeting of Shareholders to be held in 2002 must be received by the Trust for consideration for inclusion in the Trust's proxy statement and proxy relating to that meeting no later than December 10, 2001. There are additional requirements regarding proposals of shareholders, and a shareholder comtemplating submission of a proposal is referred to Rule 14a-8 promulgated under the Securities Exchange Act of 1934.

       IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                   APPENDIX A

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                             AUDIT COMMITTEE CHARTER

ORGANIZATION
------------

       There shall be an audit committee of the Board of Directors which shall be composed of at least three members of the Board of Directors who are independent of the management of The Gabelli Global Multimedia Trust Inc. (the "Fund"), are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member, and who are "financially literate," i.e. have the ability to understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one member will have accounting or related financial management expertise. The audit committee chair shall be elected by the full Board of Directors.

STATEMENT OF PRINCIPLE
----------------------

       The function of the audit committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and it is the independent accountants' responsibility to plan and carry out a proper audit. The independent accountants are ultimately accountable to the Board of Directors and the audit committee, as representatives of shareholders.

DUTIES AND RESPONSIBILITIES
---------------------------

A.       GENERAL
         -------

         1. to review and evaluate any issues raised by the independent accountants or management regarding the accounting or financial reporting policies and practices of the Fund, its internal controls and, as appropriate, the internal controls of certain service providers;

         2. to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof;

         3. to act as a liaison between the Fund's independent accountants and the full Board of Directors.


B.       SPECIFIC
         --------

         1.       recommend  the   selection   and   retention  of   independent
                  accountants;

         2. review the fees to be charged by the independent accountants for audit and non-audit services;

         3. ensure receipt from the independent accountants of a formal written statement delineating all the relationships between them and the Fund, consistent with Independence Standards Board Standard 1; evaluate the independence of the accountants; and actively engage in a dialogue with them regarding matters that might reasonably be expected to affect their independence;

         4. meet with the Fund's independent accountants, at least once a year and more often if required, to review the conduct and results of each external audit of the Fund's financial statements, including their:

                  (a) judgment as to adequacy of the internal controls, including computerized information system controls over the daily net asset valuation process (including valuation of securities);

                  (b) conclusions concerning adequacy of internal controls at servicing agents employed on behalf of the Fund, includingsignificant comments contained in independent accountants' reports on those controls;

                  (c) findings and recommendations on internal controls maintained both by the Fund and its service providers, together with the responses of the appropriate management, including the status of previous audit recommendations.

                  (d) reasoning in accepting or questioning significant estimates by management;

                  (e) judgments about the quality, not just the acceptability, of the Fund's accounting principles including the degree of aggressiveness or conservatism in the application of such principles in its financial reporting;

                  (f) views as to the adequacy and clarity of disclosures in the Fund's financial statements in relation to generally accepted accounting principles;

                  (g) views about how the Fund's choices of accounting and tax principles, disclosure practices and valuation policies may affect shareholders' and public views and attitudes about the Fund;

                  (h)      conclusions  regarding  any serious  difficulties  or
                           disputes  with  management   encountered  during  the
                           course of the audit;

                  (i) review of any inquiry about significant risks to which the Fund is, or might be, exposed and the steps management has taken to minimize such risks to the Fund;

                  (j) discussion of any significant changes to the audit plan;

                  (k) discussion of other matters related to the conduct of the audit which are to be communicated to the audit committee under generally accepted auditing standards.

         5. in proxy statements relating to an annual meeting of shareholders at which Directors are to be elected, the audit committee will submit a report to the SEC indicating whether it has:

                  (a)      reviewed and discussed the Fund's  audited  financial
                           statements    with    management   and    independent
                           accountants;

                  (b)      discussed   the   matters    outlined   in   SAS   61
                           "Communication   with  Audit   Committees"  with  the
                           independent accountants;

                  (c) discussed independence issues with the independent accountants and received the statement required in
                           (B) (3) above.

         6. consider, in consultation with the independent accountants, the scope and plan of upcoming external audits to assure completeness of coverage and effective use of audit resources, and review with them their conclusions regarding the Fund's accounting and internal control procedures;

         7. investigate improprieties or suspected improprieties in fund operations;

         8. report its findings to the Board of Directors on a regular and timely basis;

         9.       review results of regulatory examinations, as needed;

         10. meet periodically with independent accountants in separate executive sessions to discuss any matters that the audit committee or independent accountants believes should be discussed privately;

         11. authorize and oversee investigations into any matters within the audit committee's scope of responsibilities, or as specifically delegated to the committee by the Board of Directors;

         12. the audit committee shall be empowered to retain independent counsel and other professionals who have had no economic relationship with the Fund within the past two years, to assist it in carrying out its responsibilities under this charter; and

         13. review and reassess the adequacy of this charter on an annual basis and propose any changes for the approval of the full Board of Directors.



                                                                     GBFMT-PS-01

         [X]      PLEASE MARK VOTES
                  AS IN THIS EXAMPLE


-------------------------------------------------------------------

             THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

-------------------------------------------------------------------

                        COMMON SHAREHOLDER

1.   To elect two (2) Directors of the Trust:

         FOR ALL                  WITH-              FOR ALL
        NOMINEES                  HOLD                EXCEPT

           ---                     ---                 ---

                  THOMAS E. BRATTER
                  MARIO J. GABELLI

NOTE: IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME(S) OF THE NOMINEE(S). YOUR SHARES WILL BE VOTED "FOR" THE REMAINING NOMINEE(S).

Please be sure to sign and date this proxy.

Date
                            ----------------------------------------
Shareholder sign here
                            ----------------------------------------
Co-owner sign here
                            ----------------------------------------

Mark box at right if an  address  change
or comment has been noted on the reverse
side of this card.                         ------

CONTROL NUMBER:
RECORD DATE SHARES:

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
COMMON      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS   COMMON

The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Global Multimedia Trust Inc. (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held at the Cole Auditorium, Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 14, 2001 at 10:30 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as directors and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name(s) appear(s) on the books of the Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?
--------------------------------------------
--------------------------------------------
--------------------------------------------
DO YOU HAVE ANY COMMENTS?
--------------------------------------------
--------------------------------------------
--------------------------------------------

         [X]      PLEASE MARK VOTES
                  AS IN THIS EXAMPLE

-------------------------------------------------------------------

             THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

-------------------------------------------------------------------

                       PREFERRED SHAREHOLDER

1.   To elect three (3) Directors of the Trust:

         FOR ALL                  WITH-              FOR ALL
        NOMINEES                  HOLD                EXCEPT

           ---                     ---                 ---

                  THOMAS E. BRATTER
                  FELIX J. CHRISTIANA
                  MARIO J. GABELLI

NOTE: IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME(S) OF THE NOMINEE(S). YOUR SHARES WILL BE VOTED "FOR" THE REMAINING NOMINEE(S).

Please be sure to sign and date this proxy.

Date
                            ----------------------------------------
Shareholder sign here
                            ----------------------------------------
Co-owner sign here
                            ----------------------------------------

Mark box at right if an  address  change
or comment has been noted on the reverse
side of this card.                         ------

CONTROL NUMBER:
RECORD DATE SHARES:

                   THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
PREFERRED THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS  PREFERRED


The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Global Multimedia Trust Inc. (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held at the Cole Auditorium, Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 14, 2001 at 10:30 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as directors and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name(s) appear(s) on the books of the Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?
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DO YOU HAVE ANY COMMENTS?
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